UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04024

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 6

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2012

Date of reporting period:	8/31/2012

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL CALIFORNIA MUNI INCOME FUND

ANNUAL REPORT • AUGUST 31, 2012

Fund Type

Municipal Bond

Objective

Maximize current income that is exempt from California state and federal income taxes, consistent with the preservation of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

October 15, 2012

Dear Shareholder:

We hope you find the annual report for the Prudential California Muni Income Fund informative and useful. The report covers performance for the 12-month period that ended August 31, 2012.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential California Muni Income Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential California Muni Income Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares). Gross operating expenses: Class A, 0.97%; Class B, 1.17%; Class C, 1.67%; Class Z, 0.67%. Net operating expenses: Class A, 0.92%; Class B, 1.17%; Class C, 1.67%; Class Z, 0.67%, after contractual reduction through 12/31/2013 for Class A shares.

Cumulative Total Returns (Without Sales Charges) as of 8/31/12
	One Year	Five Years	Ten Years
Class A	11.06%	33.00%	60.88%
Class B	10.78	31.36	56.93
Class C	10.24	29.26	52.51
Class Z	11.34	34.76	65.22
Barclays Municipal Bond Index	8.78	35.35	65.96
Lipper California (CA) Muni Debt Funds Average	12.44	30.26	55.79

Average Annual Total Returns (With Sales Charges) as of 9/30/12
	One Year	Five Years	Ten Years
Class A	5.59%	4.88%	4.25%
Class B	4.71	5.31	4.42
Class C	8.18	5.13	4.12
Class Z	10.27	6.00	4.95
Barclays Municipal Bond Index	8.32	6.06	5.03
Lipper California (CA) Muni Debt Funds Average	11.40	5.27	4.33

Average Annual Total Returns (With Sales Charges) as of 8/31/12
	One Year	Five Years	Ten Years
Class A	6.62%	5.01%	4.44%
Class B	5.78	5.45	4.61
Class C	9.24	5.27	4.31
Class Z	11.34	6.15	5.15

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Average Annual Total Returns (Without Sales Charges) as of 8/31/12
	One Year	Five Years	Ten Years
Class A	11.06%	5.87%	4.87%
Class B	10.78	5.61	4.61
Class C	10.24	5.27	4.31
Class Z	11.34	6.15	5.15

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Barclays Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 2002) and the account values at the end of the current fiscal year (August 31, 2012), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Source: Prudential Investments LLC and Lipper Inc.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Prudential California Muni Income Fund	3

Your Fund’s Performance (continued)

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 4.00% and a 12b-1 fee of 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. The CDSC is waived for purchases by certain retirement and/or benefit plans. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of up to 0.50% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% for 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

Barclays Municipal Bond Index

The Barclays Municipal Bond Index (the Index) is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

Lipper California (CA) Muni Debt Funds Average

The Lipper CA Muni Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper CA Muni Debt Funds category for the periods noted. Funds in the Lipper Average limit their assets to those securities that are exempt from taxation in California.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Issues expressed as a percentage of net assets as of 8/31/12
Southern California Pub. Pwr. Auth. Rev., Palo Verde Proj., Ser. C, A.M.B.A.C., E.T.M., C.A.B.S., Rfdg., 1.613%, 7/01/16	6.5%
California St., Var., Ser. C, Rmkt, F.R.D.D., 0.130%, 7/01/23	2.5
Sacramento City Fin. Auth., Tax Alloc. Comb. Proj., Ser. B, C.A.B.S., N.A.T.L., 3.275%, 11/01/16	2.3
Sacramento City Fin. Auth., Ser. B, C.A.B.S., N.A.T.L., 3.477%, 11/01/17	2.2
Long Beach Hbr. Rev., Ser. A, A.M.T., N.A.T.L., Rfdg., 6.000%, 5/15/19	1.7

Issues are subject to change.

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Distributions and Yields as of 8/31/12
	Total Distributions Paid for 12 Months	30-Day SEC Yield	Taxable Equivalent 30-Day Yield* at Federal Tax Rates of
			33%	35%
Class A	$0.45	2.36%	3.88%	4.00%
Class B	0.43	2.20	3.62	3.73
Class C	0.37	1.71	2.81	2.90
Class Z	0.48	2.70	4.44	4.58

* Some investors may be subject to the federal alternative minimum tax (AMT). Taxable equivalent yields reflect federal and applicable state tax rates.

Credit Quality* expressed as a percentage of net assets as of 8/31/12
Aaa	2.0%
Aa	28.3
A	31.3
Baa	18.3
Ba	3.4
B	2.5
Not Rated	13.4
Total Investments	99.2
Other assets in excess of liabilities	0.8
Net Assets	100%

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

Credit quality is subject to change.

Prudential California Muni Income Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential California Muni Income Fund’s Class A shares posted a 11.06% return for the year ended August 31, 2012, outperforming the 8.78% total return of the Barclays Municipal Bond Index (the Index), but underperforming the 12.44% total return of the Lipper California Municipal Debt Funds Average.

What were conditions like in the municipal bond market?

Municipal securities turned in a strong performance during the reporting period, as monthly returns for the Index were positive for the majority of the year.

•

Early in the reporting period, during the third quarter of 2011, municipal bonds performed well but were unable to keep pace with the rally in U.S. Treasuries, as investors turned risk averse. But in the fourth quarter, returns rose on stronger investor demand. Improving state revenues also contributed to the positive tone in the market.

•

During the first half of 2012, solid technical factors regarding supply and demand drove strong performance. Flows into mutual funds rose, as well as the level of money reinvested in municipal bonds. Tax-exempt bonds had positive performance through August.

•

Under challenging economic conditions, state tax collections have increased, but revenues are below projections in certain states. On a local level, several municipalities filed for bankruptcy protection. (The Fund had no exposure to these entities.) A surge in bankruptcies is not anticipated, but certain localities will continue to struggle with declining revenues and rising expenditures. Areas of concern include long-term unfunded pension obligations and pressure on municipalities to balance their budgets as revenues decline and expenditures—driven by labor-related costs—rise.

How did the California tax-exempt bond market perform?

Like the nation as a whole, California has experienced an uneven economic recovery; the state’s high-tech sector remains strong, while its construction industry was among the hardest hit by the national recession.

•	California led the nation in job growth for the fiscal year ended July 31, 2012, having added 365,100 jobs (2.6% growth). In comparison, U.S. job growth overall increased by 1.4% during this period.

•

While California continues to face financial challenges, including sizable liabilities related to budgetary borrowing ($33 billion outstanding as of June 30, 2012) undertaken to mitigate the impact of the economic recession, progress is evident given declining budget gaps. Most recently, the 2013

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budget closed a $9.2 billion gap, significantly smaller than the $26 billion gap identified at the outset of the 2012 budget process.

•

The 2013 gap was closed through a combination of expenditure reductions ($4.2 billion) and revenue enhancements ($4.7 billion, including $4.4 billion of temporary tax increases in the General Fund, which are subject to voter approval), along with an additional $1.4 billion of savings from other measures (primarily $630 million of loan repayment extensions).

•

In the event that ballot initiatives to temporarily raise tax revenues fail, the governor has identified nearly $5.4 billion of cuts to take effect January 1, 2013. The vast majority would be accomplished through cuts to public education ($4.8 billion) and to the two university systems ($400 million combined), with the remainder primarily targeting state public safety functions.

What types of municipal bonds contributed positively to the Fund’s performance?

The Fund maintained a portfolio of tax-exempt bonds drawn from sectors within the municipal market to spread risk and take advantage of potential opportunities.

•

The Fund remained overweight in revenue bonds relative to the Index. A revenue bond is typically backed by funding from a specific project or system, while a GO bond is typically backed by the taxing authority of a state or municipality. The Fund usually prefers to invest in revenue bonds for their attractive yields.

•	An overweight to tobacco bonds significantly contributed to performance. Tobacco bonds are backed by payments from tobacco companies participating in the Master Settlement Agreement.

•

The Fund’s exposure to corporate-backed bonds, one of the top-performing sectors in the Index, boosted performance. Corporate-backed bonds are backed by the credit of the corporate issuer, rather than the municipality. They are used to finance projects such as pollution control facilities or industrial plants.

•	The Fund’s holdings in the strong-performing healthcare sector also contributed to positive performance.

What other factors contributed positively to performance?

•

The Fund’s overweight in long-term municipal bonds, with maturities of 15 years or more, versus those in the Index helped performance. This strategy worked well, because it anticipated that long-term interest rates would move lower during the reporting period. As long-term interest rates ticked downward, prices on long-term bonds rose, since bond prices rise when interest rates fall.

Prudential California Muni Income Fund	7

Strategy and Performance Overview (continued)

•

The Fund’s exposure to lower-rated investment-grade securities (A and BBB rating categories) was a positive contributor because of these bonds’ comparatively attractive yields, as well as their outperformance against more highly rated municipal securities during the period.

What factors contributed negatively to the Fund’s performance?

•	The Fund was underweight in California GO’s, which outperformed during the period. This position slightly detracted from performance.

•

The Fund had exposure to bonds issued by the Windrush School, a private school in El Cerrito, California that filed for bankruptcy in late 2011. This event had a negative impact on the Fund’s performance.

•

Bond prices move inversely to interest rates, and prices of longer-term bonds decline more for a given rise in rates than prices of shorter-term bonds. The Fund held futures contracts on U.S. Treasuries to shorten the portfolio’s duration, which reduced its sensitivity to interest rate changes. Overall, this strategy had a marginally negative impact on performance.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2012, at the beginning of the period, and held through the six-month period ended August 31, 2012. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Prudential California Muni Income Fund	9

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential California Muni Income Fund		Beginning Account Value March 1, 2012	Ending Account Value August 31, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,035.20	0.92%	$4.71
	Hypothetical	$1,000.00	$1,020.51	0.92%	$4.67

Class B	Actual	$1,000.00	$1,033.80	1.17%	$5.98
	Hypothetical	$1,000.00	$1,019.25	1.17%	$5.94

Class C	Actual	$1,000.00	$1,031.30	1.67%	$8.53
	Hypothetical	$1,000.00	$1,016.74	1.67%	$8.47

Class Z	Actual	$1,000.00	$1,037.50	0.67%	$3.43
	Hypothetical	$1,000.00	$1,021.77	0.67%	$3.40

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2012, and divided by the 366 days in the Fund’s fiscal year ended August 31, 2012 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

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Portfolio of Investments

as of August 31, 2012

Description(a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS 96.7%

Municipal Bonds
Abag Fin. Auth. For Nonprofit Corp. Rev., Episcopal Senior Communities, Rfdg.	BBB+(b)	6.125%	07/01/41	$475	$537,748
Sharp Healthcare	A2	6.250	08/01/39	1,000	1,187,870
California Cnty. Tob. Securitization Agy., Rev., Tob. Conv. Bonds	NR	5.100	06/01/28	1,035	904,932
Tob. Conv. Bonds, LA Cnty.(c)	B2	5.250	06/01/21	890	834,437
California Edl. Facs. Auth. Rev., Loyola Marymount Univ., Ser. A	A2	5.125	10/01/40	1,000	1,094,570
California Hlth. Facs. Fin. Auth. Rev., Catholic Healthcare West, Ser. A	A2	6.000	07/01/39	2,000	2,357,300
Children’s Hosp., Ser. A	A(b)	5.250	11/01/41	1,000	1,106,400
Episcopal Home, Ser. B	A-(b)	6.000	02/01/32	1,000	1,125,170
Providence Hlth., Ser. B	Aa2	5.500	10/01/39	1,500	1,709,925
Providence Hlth., Ser. C (Pre-refunded date 10/01/18)(d)	Aa2	6.500	10/01/38	20	26,421
Providence Hlth., Ser. C, Unrefunded Balance	Aa2	6.500	10/01/38	980	1,165,798
Scripps Hlth., Ser. A	Aa3	5.000	11/15/40	1,000	1,098,130
Scripps Hlth., Ser. A, Rfdg.	Aa3	5.000	10/01/22	500	573,070
Scripps Hlth., Ser. A, Rfdg.	Aa3	5.000	11/15/36	1,000	1,095,420
St. Joseph Hlth. Sys., Ser. A	A1	5.750	07/01/39	1,000	1,152,700
Stanford Hosp., Ser. A-3, Rfdg.	Aa3	5.500	11/15/40	500	590,605
Stanford Hosp., Ser. B, Rfdg.	Aa3	5.000	11/15/36	2,000	2,216,780
California Infrastructure & Econ. Dev. Rev., Bk. Dev. Walt. Dis. Fam. Musm., Walt & Lilly Disney	A1	5.250	02/01/38	2,000	2,139,700
California Muni. Fin. Auth. Ed. Rev., Amern. Heritage Ed. Foundation Proj., Ser. A	BB+(b)	5.250	06/01/26	1,100	1,068,452

See Notes to Financial Statements.

Prudential California Muni Income Fund	11

Portfolio of Investments

as of August 31, 2012 continued

Description(a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Municipal Bonds (cont’d.)
California Poll. Ctrl. Fin. Auth. Wtr. Facs. Rev., Amern. Wtr. Cap. Corp. Proj., 144A	Baa2	5.250%	08/01/40	$1,250	$1,329,787
California Rural Home Mtge. Fin. Auth., Sngl. Fam. Mtge. Rev., Mtge. Bkd. Secs., Ser. D, F.N.M.A., G.N.M.A., A.M.T.	A-(b)	6.000	12/01/31	25	25,000
California St., Unrefunded Balance, GO	A1	5.500	04/01/30	5	5,277
Var. Purp., GO	A1	5.000	10/01/29	1,500	1,686,045
Var. Purp., GO	A1	5.000	09/01/41	2,000	2,192,680
Var. Purp., GO	A1	5.000	10/01/41	1,250	1,371,325
Var. Purp., GO	A1	5.000	04/01/42	2,000	2,199,640
Var. Purp., GO	A1	5.250	04/01/35	1,250	1,424,575
Var. Purp., GO	A1	5.250	11/01/40	750	848,183
Var. Purp., GO	A1	5.500	11/01/39	1,000	1,141,400
Var. Purp., GO	A1	5.500	03/01/40	2,000	2,291,660
Var. Purp., GO	A1	6.000	03/01/33	2,750	3,381,290
Var. Purp., GO	A1	6.000	04/01/38	3,000	3,533,940
Var. Purp., GO	A1	6.000	11/01/39	1,500	1,787,115
California St. Dept. Wtr. Res. Pwr. Rev., Central VY Proj., Ser. A	Aa1	5.000	12/01/29	2,000	2,335,920
Central VY Proj., Ser. AF	Aa1	5.000	12/01/29	1,500	1,752,735
California St. Pub. Wks. Brd. Lease Rev., Dept. General Service, Ser. J	A2	5.250	06/01/28	750	771,353
Judicial Council Projs., Ser. D	A2	5.000	12/01/31	1,000	1,101,820
Var. Cap. Proj., Ser. A	A2	5.000	04/01/37	1,000	1,083,900
Var. Cap. Proj., Ser. A	A2	5.125	10/01/31	1,000	1,109,870
Var. Cap. Proj., Ser. G-1	A2	5.750	10/01/30	750	883,335
Var. Cap. Proj., Sub. Ser. I-1	A2	6.375	11/01/34	750	909,412
California St. Univ., Ser. A, Systemwide	Aa2	5.000	11/01/37	1,250	1,422,150

See Notes to Financial Statements.

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Description(a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Municipal Bonds (cont’d.)
California Statewide Cmntys. Dev. Auth. Rev., Aspire Pub. Schs., Sch. Fac. Rev.,	NR	6.000%	07/01/30	$1,000	$1,031,740
Cottage Hlth.	A+(b)	5.000	11/01/40	600	648,366
Irvine LLC, UCI East, Rfdg.	Baa2	5.000	05/15/32	2,000	2,045,300
John Muir Hlth.	A1	5.125	07/01/39	750	805,537
Polytechnic Sch.	A1	5.000	12/01/34	2,000	2,195,900
Scripps Hlth., Ser. A	Aa3	5.250	08/15/31	1,000	1,145,940
Spl. Tax No. 97-1, C.A.B.S.(e)	NR	5.408	09/01/22	3,610	2,116,796
Sr. Living-Southn. Calif. Presbyterian Homes	BBB-(b)	7.250	11/15/41	500	569,260
Sutter Hlth., Ser. A	Aa3	6.000	08/15/42	2,000	2,396,760
Trinity Hlth., Rfdg.	Aa2	5.000	12/01/41	2,000	2,228,520
Windrush Sch. (original cost $1,000,000; purchased 07/26/07)(f)(g)(h)	NR	5.500	07/01/37	1,000	535,010
Chico Redev. Agy. Tax Alloc., Chico Amended & Merged Redev., A.M.B.A.C.	A+(b)	5.000	04/01/30	2,000	2,060,700
Chula Vista Calif. Indl. Dev. Rev., San Diego Gas-D-Rmkt.	Aa3	5.875	01/01/34	1,000	1,173,780
Chula Vista Dev. Agy. Rev., Tax Alloc. Sub. Bayfront, Ser. B, Rfdg.	NR	5.250	10/01/27	1,540	1,547,161
Corona-Norco Uni. Sch. Dist. Spl. Tax Cmnty. Facs. Dist. No. 98-1, N.A.T.L.	Baa2	5.000	09/01/22	1,060	1,066,572
Coronado Cmnty. Dev. Agy. Tax. Alloc., Dev. Proj., A.M.B.A.C.	AA-(b)	5.000	09/01/24	2,000	2,116,120
El Dorado Cnty., Spl. Tax, Cmnty. Facs., Dist. No. 92-1	NR	6.125	09/01/16	755	756,903
Dist. No. 92-1	NR	6.250	09/01/29	475	475,451
El Dorado Irr. Dist. Partn., Ser. A, A.G.C., C.O.P.	Aa3	5.750	08/01/39	1,000	1,084,210

See Notes to Financial Statements.

Prudential California Muni Income Fund	13

Portfolio of Investments

as of August 31, 2012 continued

Description(a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Municipal Bonds (cont’d.)
Foothill-De Anza Cmnty. College Dist., Ser. C, GO	Aaa	5.000%	08/01/40	$1,250	$1,441,125
Foothill/Eastern Trans. Corr. Agy. Rev., Toll Rd. Conv., C.A.B.S.	Baa3	5.875	01/15/28	2,890	2,999,300
Golden St. Tob. Securitization Rev., Asset Bkd., Ser. A-1	B3	5.750	06/01/47	1,500	1,270,575
Asset-Bkd., Ser. 2003-A-1 (Pre-refunded date 06/01/13)(d)	Aaa	6.750	06/01/39	2,700	2,832,030
Asset-Bkd., Sr., Ser. A-1	B3	4.500	06/01/27	2,110	1,818,335
Enhanced Asset Bkd., Ser. A	A2	5.000	06/01/45	1,000	1,020,250
Ser. A, C.A.B.S., A.M.B.A.C.(c)	A2	4.600	06/01/23	3,000	3,147,570
Golden West Sch. Fin. Auth. Rev., Ser. A, C.A.B.S., N.A.T.L., Rfdg.(e)	Baa2	4.264	02/01/19	2,110	1,613,812
Guam Govt., Ltd. Oblig. Rev., Section 30, Ser. A	BBB+(b)	5.750	12/01/34	500	561,250
Territory of Guam, Ser. B-1	A(b)	5.000	01/01/42	350	385,325
La Mesa-Spring Valley Sch. Dist., GO, Election of 2002, Ser. B, C.A.B.S., N.A.T.L.(e)	A1	4.070	08/01/23	2,000	1,288,140
Lincoln Calif. Pub. Fing. Auth. Twelve Bridges Sub. Dist., Ser. B	NR	6.000	09/02/27	1,000	1,079,300
Long Beach Bond Fin. Auth. Natural Gas Purchase Rev., Ser. A	Baa2	5.250	11/15/19	580	636,411
Ser. A	Baa2	5.500	11/15/37	500	546,185
Long Beach Hbr. Rev., Ser. A, A.M.T., N.A.T.L., Rfdg.	Aa2	6.000	05/15/19	3,000	3,768,720
Long Beach Redev. Agy., Dist. No. 3, Spl. Tax Rev., Pine Ave.	NR	6.375	09/01/23	2,510	2,512,937
Los Angeles Calif. Cmnty. College Dist., 2003 Election, Ser. F-1, GO	Aa1	5.000	08/01/33	3,250	3,712,540
2008 Election, Ser. A, GO	Aa1	6.000	08/01/33	2,000	2,432,120

See Notes to Financial Statements.

14	Visit our website at www.prudentialfunds.com

Description(a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Municipal Bonds (cont’d.)
Los Angeles Calif. Dept. Arpts. Rev., Ser. A	Aa3	5.000%	05/15/34	$1,000	$1,121,270
Los Angeles Dept. of Wtr. & Pwr. Rev., Pwr. Sys., Ser. A	Aa3	5.000	07/01/39	1,000	1,107,850
Los Angeles Dept. of Wtr. & Pwr. Wtrwks. Rev., Ser. A	Aa2	5.375	07/01/38	1,530	1,744,736
M-S-R Energy Auth., Calif., Ser. A	A-(b)	6.500	11/01/39	1,000	1,283,640
Metro. Wtr. Dist. of Southern Calif. Wtrwks. Rev., Linked, S.A.V.R.S., R.I.B.S.	Aa1	5.750	08/10/18	2,000	2,376,700
Unrefunded Balance, Ser. A	Aa1	5.750	07/01/21	2,240	2,789,539
Palomar Pomerado Healthcare Dist. Calif. Ctfs. Partn. C.O.P.	Baa3	6.000	11/01/41	1,200	1,284,540
Perris Cmnty. Facs. Dist., Spec. Tax No. 01-2 Avalon, Ser. A	NR	6.250	09/01/23	2,000	2,042,960
Pittsburg Redev. Agy. Tax Alloc., Los Medanos Cmnty. Dev. Proj., A.M.B.A.C., C.A.B.S.(e)	BBB+(b)	5.822	08/01/26	1,375	625,556
Port of Oakland A.M.T., Inter. Lien, Ser. A, N.A.T.L., Rfdg.	A3	5.000	11/01/29	3,000	3,135,780
A.M.T., Ser. O, Rfdg.	A2	5.125	05/01/30	1,000	1,084,710
Puerto Rico Comnwlth. Aqueduct & Swr. Auth. Rev., Sr. Lien, Ser. A	Baa2	5.750	07/01/37	390	418,743
Sr. Lien, Ser. A	Baa2	6.000	07/01/47	325	355,261
Puerto Rico Comnwlth., Pub. Impt., Ser. A, GO, Rfdg.	Baa1	5.500	07/01/39	1,000	1,039,970
Ser. C, GO, Rfdg.	Baa1	6.000	07/01/39	400	437,636
Puerto Rico Elec. Pwr. Auth. Rev., Ser. XX	Baa1	5.250	07/01/40	1,000	1,038,950
Puerto Rico Pub. Bldgs. Auth. Rev., Gtd. Govt. Facs., Rfdg Ser. P	Baa1	6.750	07/01/36	250	296,648
Ser. U	Baa1	5.250	07/01/42	1,000	1,015,280

See Notes to Financial Statements.

Prudential California Muni Income Fund	15

Portfolio of Investments

as of August 31, 2012 continued

Description(a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Municipal Bonds (cont’d.)
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev., First Sub., Ser. A	A3	5.250%	08/01/43	$500	$533,710
First Sub., Ser. A	A3	5.500	08/01/42	750	809,573
First Sub., Ser. A	A3	5.750	08/01/37	400	446,008
First Sub., Ser. A	A3	6.000	08/01/42	700	784,735
Senior Lien, Ser. C	Aa3	5.250	08/01/40	750	833,970
Redding Elec. Sys. Rev., C.O.P., Linked S.A.V.R.S., R.I.B.S. N.A.T.L., E.T.M.(d)	Baa2	6.368	07/01/22	85	105,209
N.A.T.L., E.T.M.(c)(d)(f)(i)	Baa2	12.079	07/01/22	2,065	3,046,949
Riverside Cnty. Calif. Redev. Agy. Tax Alloc., Intst. 215 Corridor, Ser. E	Ba1	6.500	10/01/40	1,000	1,107,090
Rocklin Uni. Sch. Dist., Ser. C, GO, C.A.B.S., N.A.T.L.(e)	Baa2	2.603	08/01/16	1,400	1,265,922
Sacramento City Fin. Auth., Ser. B, C.A.B.S., N.A.T.L.(e)	Baa2	3.477	11/01/17	5,695	4,772,695
Tax Alloc. Comb. Proj., Ser. B, C.A.B.S., N.A.T.L.(e)	Baa2	3.275	11/01/16	5,700	4,978,038
Sacramento Cnty. Santn. Dist. Fing. Auth. Rev., Var.-Regl., Ser. B, N.A.T.L.(c)	Aa3	0.810	12/01/35	1,000	740,370
San Bernardino Cmnty. College Dist., Election 2002, Ser. A, GO	Aa2	6.250	08/01/33	1,750	2,096,027
San Buenaventura Calif. Rev., Cmnty. Mem. Hlth. Sys.	Ba2	7.500	12/01/41	500	605,670
Cmnty. Mem. Hlth. Sys.	Ba2	8.000	12/01/26	500	640,800
San Diego Cmnty. College Dist., Election 2006, GO	Aa1	5.000	08/01/41	1,500	1,719,255
San Diego Redev., Agy., Tax Alloc., North Bay Redev.	Ba1	5.875	09/01/29	3,000	3,003,540
San Diego Regl. Bldg. Auth. Lease Rev., Cnty. Operations Ctr. & Annex A	Aa3	5.375	02/01/36	1,000	1,127,710

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Description(a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Municipal Bonds (cont’d.)
San Diego Uni. Sch. Dist., Election of 1998, Ser. B, GO, N.A.T.L.	Aa2	6.000%	07/01/19	$1,000	$1,293,460
San Francisco Calif. City & Cnty. Redev. Fing. Auth. Tax Alloc. Mission Bay North Redev., Ser. C	A-(b)	6.500	08/01/39	1,000	1,160,850
San Francisco City & Cnty. Airports Commission A.M.T., Second Ser. A, Rfdg.	A1	5.000	05/01/31	1,000	1,123,820
A.M.T., Second Ser. C, Rfdg.	A1	5.000	05/01/25	1,555	1,768,346
A.M.T., Second Ser. F, Rfdg.	A1	5.000	05/01/28	1,000	1,120,780
San Jose Calif. Library & Park Proj., GO	Aa1	5.000	09/01/33	2,200	2,501,246
San Jose Calif. Redev. Agy. Tax Alloc., Merged Area Redev. Proj., Hsg. Set Aside, Ser. A-1, Rfdg.	Ba1	5.500	08/01/35	1,000	1,011,460
San Jose Evergreen Cmnty. College Dist. Election 2004, Ser. B, A.G.C., C.A.B.S., GO(e)	Aa1	1.935	09/01/17	1,000	908,570
San Leandro Cmnty. Facs., Spl. Tax, Dist. No. 1	NR	6.500	09/01/25	2,160	2,163,348
San Mateo Cnty. Calif. Jt. Pwrs. Fin. Auth.	Aa2	5.000	07/15/33	1,000	1,096,190
Santa Margarita Dana Point Auth. Impt. Rev., Dists. 3, 3A, 4, 4A, Ser. B, N.A.T.L.	Baa2	7.250	08/01/14	2,000	2,194,960
Santa Maria Joint Union H.S. Dist., Election of 2004, C.A.B.S., GO, N.A.T.L.(e)	Aa3	5.025	08/01/29	1,250	539,787
Santa Monica Cmnty. College Dist. Election 2002, Ser. A, GO, N.A.T.L., C.A.B.S.(e)	Aa1	4.248	08/01/28	1,055	544,074

See Notes to Financial Statements.

Prudential California Muni Income Fund	17

Portfolio of Investments

as of August 31, 2012 continued

Description(a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Municipal Bonds (cont’d.)
South Bayside Waste Mgmt. Auth. Calif. Solid Waste Enterprise Shoreway Environmental	A3	6.000%	09/01/36	$500	$556,020
Southern California Pub. Pwr. Auth. Rev., Palo Verde Proj., Ser. C, A.M.B.A.C., E.T.M., C.A.B.S., Rfdg.(d)(e)	NR	1.613	07/01/16	15,040	14,141,510
PNC G.I.C. Proj. Rev.	A2	6.750	07/01/13	1,000	1,049,390
Tob. Securitization Auth. Northn. Calif. Rev., Asset-Bkd. Tob. Settlement, Ser. A	B3	5.500	06/01/45	2,000	1,609,560
Torrance Hosp. Rev., Torrance Mem. Med. Ctr., Ser. A	A2	6.000	06/01/22	2,000	2,007,380
Tuolumne Wind Proj. Auth. Calif. Rev., Tuolumne Co. Proj., Ser. A	A2	5.625	01/01/29	1,000	1,168,240
University Calif. Rev., Gen., Ser. O	Aa1	5.750	05/15/34	1,250	1,499,325
Ser. Q	Aa1	5.000	05/15/34	1,000	1,149,280
Ventura Cnty. Cmnty. College, GO	Aa2	5.500	08/01/33	2,000	2,378,040
Virgin Islands Pub. Fin. Auth. Rev., Matching Fd. Ln., Diago, Ser. A	Baa3	6.750	10/01/37	250	295,040

Total long-term investments (cost $188,539,891)					210,737,507

SHORT-TERM INVESTMENT 2.5%

Municipal Bond
California St., Var., Ser. C, Rmkt, F.R.D.D.(c) (cost $5,400,000)	VMIG2	0.130	07/01/23	5,400	5,400,000

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Description(a)	Value (Note 1)

Total Investments 99.2% (cost $193,939,891; Note 5)	$216,137,507
Other assets in excess of liabilities(j) 0.8%	1,845,200

Net Assets 100.0%	$217,982,707

*	The ratings reflected are as of August 31, 2012. Ratings of certain bonds may have changed subsequent to that date.
†	The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.
(a)	The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

A.G.C.—Assured Guaranty Corp.

A.M.B.A.C.—American Municipal Bond Assurance Corp.

A.M.T.—Alternative Minimum Tax.

C.A.B.S.—Capital Appreciation Bonds.

C.O.P.—Certificates of Participation.

E.T.M.—Escrowed to Maturity.

F.N.M.A.—Federal National Mortgage Association.

F.R.D.D.—Floating Rate Daily Demand Note.

G.I.C.—Group Insurance Commission.

G.N.M.A.—Government National Mortgage Association.

GO—General Obligation.

I.D.B.—Industrial Development Bond.

N.A.T.L.—National Public Finance Guaranty Corp.

NR—Not Rated by Moody’s or Standard & Poor’s.

P.C.R.—Pollution Control Revenue.

R.I.B.S.—Residual Interest Bonds.

S.A.V.R.S.—Select Auction Variable Rate Securities.

(b)	Standard & Poor’s Rating.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2012.
(d)	All or partial escrowed to maturity and pre-refunded issues are secured by escrowed cash and/or U.S. guaranteed obligations.
(e)	Represents zero coupon bond. Rate shown reflects the effective yield at August 31, 2012.
(f)	Indicates a security that has been deemed illiquid.
(g)	Represents issuer in default on interest payments and/or principal repayment.
(h)	Indicates a restricted security; the aggregate original cost of such securities is $1,000,000. The aggregate value of $535,010 is approximately 0.2% of net assets.
(i)	Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at August 31, 2012.

See Notes to Financial Statements.

Prudential California Muni Income Fund	19

Portfolio of Investments

as of August 31, 2012 continued

(j)	Includes net unrealized depreciation on the following derivative contracts held at reporting period end:

Open futures contracts outstanding at August 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at August 31, 2012	Unrealized Depreciation(1)
	Short Positions:
8	10 Year U.S. Treasury Notes	Dec. 2012	$1,059,721	$1,069,750	$(10,029)
39	U.S. Long Bonds	Dec. 2012	5,732,952	5,904,844	(171,892)

					$(181,921)

(1)	Cash of $170,800 has been segregated to cover requirement for open futures contracts as of August 31, 2012.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Municipal Bonds	$—	$216,137,507	$—
Other Financial Instruments*
Futures Contracts	(181,921)	—	—

Total	$(181,921)	$216,137,507	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

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The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2012 were as follows:

General Obligation	21.0%
Special Tax/Assessment District	19.0
Healthcare	13.0
Pre-Refunded	9.2
Transportation	7.4
Water & Sewer	6.2
Education	5.3
Lease Backed Certificate of Participation	5.2
Power	3.1
Tobacco	3.0
Short-Term Investments	2.5%
Tobacco Appropriated	1.9
Corporate Backed I.D.B. & P.C.R.	1.1
Other Muni	1.0
Solid Waste/Resource Recovery	0.3
Housing	0.0 *

99.2
Other assets in excess of liabilities	0.8

Total	100.0%

Industry classification is subject to change.

*	Less than 0.05%

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with derivative instruments is interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest rate contracts	—	$ —	Due to broker—variation margin	$181,921	*

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Portfolio of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

Prudential California Muni Income Fund	21

Portfolio of Investments

as of August 31, 2012 continued

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(362,997)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(201,982)

For the year ended August 31, 2012, the Fund’s average value at trade date for futures short positions was $5,410,200.

See Notes to Financial Statements.

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PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • AUGUST 31, 2012

Prudential California Muni Income Fund

Statement of Assets and Liabilities

as of August 31, 2012

Assets
Unaffiliated investments, at value (cost $193,939,891)	$216,137,507
Cash	124,758
Deposit with broker	170,800
Interest receivable	2,437,422
Receivable for Fund shares sold	227,655
Prepaid expenses	4,215

Total assets	219,102,357

Liabilities
Payable for Fund shares reacquired	789,265
Accrued expenses	125,050
Management fee payable	92,479
Distribution fee payable	55,041
Due to broker—variation margin	41,188
Deferred trustees’ fees	13,599
Affiliated transfer agent fee payable	3,028

Total liabilities	1,119,650

Net Assets	$217,982,707

Net assets were comprised of:
Shares of beneficial interest, at par	$197,440
Paid-in capital in excess of par	196,199,178

196,396,618
Undistributed net investment income	103,638
Accumulated net realized loss on investment and financial futures transactions	(533,244)
Net unrealized appreciation on investments and financial futures	22,015,695

Net assets, August 31, 2012	$217,982,707

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Class A
Net asset value and redemption price per share
($157,985,423 ÷ 14,310,856 shares of beneficial interest issued and outstanding)	$11.04
Maximum sales charge (4.00% of offering price)	0.46

Maximum offering price to public	$11.50

Class B
Net asset value, offering price and redemption price per share
($6,452,830 ÷ 584,492 shares of beneficial interest issued and outstanding)	$11.04

Class C
Net asset value, offering price and redemption price per share
($22,212,429 ÷ 2,011,970 shares of beneficial interest issued and outstanding)	$11.04

Class Z
Net asset value, offering price and redemption price per share
($31,332,025 ÷ 2,836,717 shares of beneficial interest issued and outstanding)	$11.05

See Notes to Financial Statements.

Prudential California Muni Income Fund	25

Statement of Operations

Year Ended August 31, 2012

Net Investment Income
Income
Unaffiliated interest income	$10,807,749

Expenses
Management fee	1,052,768
Distribution fee—Class A	392,398
Distribution fee—Class B	32,760
Distribution fee—Class C	201,952
Transfer agent’s fees and expenses (including affiliated expense of $18,100) (Note 3)	95,000
Custodian’s fees and expenses	82,000
Registration fees	60,000
Reports to shareholders	37,000
Audit fee	33,000
Legal fees and expenses	29,000
Trustees’ fees	15,000
Insurance	4,000
Miscellaneous	11,431

Total expenses	2,046,309
Less: Custodian fee credit (Note 1)	(221)

Net expenses	2,046,088

Net investment income	8,761,661

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	335,242
Financial futures transactions	(362,997)

(27,755)

Net change in unrealized appreciation (depreciation) on:
Investments	13,302,856
Financial futures contracts	(201,982)

13,100,874

Net gain on investments	13,073,119

Net Increase In Net Assets Resulting From Operations	$21,834,780

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended August 31,
	2012	2011
Increase (Decrease) In Net Assets
Operations
Net investment income	$8,761,661	$9,118,415
Net realized loss on investment and financial futures transactions	(27,755)	(411,177)
Net change in unrealized appreciation (depreciation) on investments and financial futures	13,100,874	(7,285,661)

Net increase in net assets resulting from operations	21,834,780	1,421,577

Dividends from net investment income (Note 1)
Class A	(6,618,788)	(7,329,531)
Class B	(259,793)	(289,181)
Class C	(698,728)	(696,200)
Class Z	(1,198,362)	(935,711)

	(8,775,671)	(9,250,623)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	31,106,880	26,699,074
Net asset value of shares issued in reinvestment of dividends	6,540,661	7,242,038
Cost of shares reacquired	(34,171,028)	(47,629,930)

Net increase (decrease) in net assets from Fund share transactions	3,476,513	(13,688,818)

Total increase (decrease)	16,535,622	(21,517,864)

Net Assets:
Beginning of year	201,447,085	222,964,949

End of year(a)	$217,982,707	$201,447,085

(a) Includes undistributed net investment income of:	$103,638	$328,336

See Notes to Financial Statements.

Prudential California Muni Income Fund	27

Notes to Financial Statements

Prudential California Muni Income Fund (the “Fund”), is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Fund was organized as a Massachusetts business trust on May 18, 1984. The Fund commenced investment operations on December 3, 1990. The investment objective of the Fund is to maximize current income that is exempt from California state and federal income taxes, consistent with the preservation of capital.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees has delegated fair valuation responsibilities to the Manager through the adoption of Valuation Procedures for valuation of the Fund’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Portfolio to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Fund’s investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Fund’s Portfolio of Investments. The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stock, exchange-traded funds and financial derivative instruments (including futures contracts and certain options contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are

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valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Fund’s normal pricing time. These securities are valued using pricing vendor services that provide adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such adjustment factors are classified as Level 2 of the fair value hierarchy.

Investments in open end, non exchange-traded mutual funds are valued at their net asset value as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as these securities have the ability to be purchased or sold at their net asset value on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies, U.S. Treasury obligations, and sovereign issues are usually valued at prices provide by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing model with input from deal term, tranche level attributes, yield curve, prepayment speeds, and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Short-term debt securities of sufficient credit quality which mature in 60 days or less are valued at amortized cost which approximates fair market value. The amortized cost method involves valuing a security at its cost on the date of purchase and

Prudential California Muni Income Fund	29

Notes to Financial Statements

continued

thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These

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Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

The Fund invested in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates and manage yield curve and duration. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and guarantees the futures contracts against default.

Floating-Rate Notes Issued in Conjunction with Securities Held: The Fund may invest in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with short-term interest rates. Certain securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities.

When the Fund enters into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Fund transfers a

Prudential California Muni Income Fund	31

Notes to Financial Statements

continued

fixed rate bond to a broker for cash. At the same time the Fund buys (receives) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation (inverse floaters). Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Fund. The “trust” also issues floating rate notes (“floating rate notes”), which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Fund gives the Fund the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Fund thereby collapsing the trust. The Fund accounts for the transaction described above as funded leverage by including the fixed rate bond in its Portfolio of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Fund’s “Statement of Assets and Liabilities.” Interest expense related to the Fund’s liability in connection with the floating rate notes held by third parties is recorded as incurred. The interest expense is under the caption “interest expenses related to inverse floaters” in the Fund’s “Statement of Operations” and is also included in the Fund’s expense ratio. For the year ended August 31, 2012, the Fund did not enter into any Tender Option Bond Transactions.

The Fund may also invest in inverse floaters without transferring a fixed rate bond into a trust, which is not accounted for as funded leverage. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater’s price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a “leverage factor” whereby the interest rate moves inversely by a “factor” to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes. The Fund’s investment policies and restrictions permit investments in inverse floating rate securities. Inverse floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of portfolio securities are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the

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accrual basis as an adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income or loss (other than distribution fees, which are charged directly to respective class) and unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net realized capital gains, if any, are made annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits, if any, are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Taxes: For federal income tax purposes, the Fund is treated as a separate tax paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of

Prudential California Muni Income Fund	33

Notes to Financial Statements

continued

PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .50% of the Fund’s average daily net assets up to and including $1 billion and .45% of the Fund’s average daily net assets in excess of $1 billion. The effective management fee rate was .50% of the Fund’s average daily net assets for the year ended August 31, 2012.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees for Class A, Class B and Class C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, Class B and Class C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30%, .50% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended August 31, 2012, PIMS has contractually agreed to limit such fees to .25% of the Class A shares.

PIMS has advised the Fund that it received $118,120 in front-end sales charges resulting from sales of Class A shares, during the year ended August 31, 2012. From these fees, PIMS paid a substantial part of such sales charges to affiliated broker-dealers which in turn paid commissions to sales persons and incurred other distribution costs.

PIMS has advised the Fund that, for the year ended August 31, 2012, it received $6, $36,624 and $1,577 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS and PIM are indirect wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

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Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended August 31, 2012, aggregated $74,838,069 and $74,266,243, respectively. Although floating rate daily demand notes are shown as short-term investments in the Portfolio of Investments due to frequent reset of coupon rates, they have long-term maturities and are included in these purchase and sale amounts.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment transactions. For the year ended August 31, 2012, the adjustments were to decrease undistributed net investment income by $210,688 and decrease accumulated net realized loss on investment transactions by $210,688 due primarily to the difference in the treatment of accreting market discount between financial and tax reporting and other book to tax differences. Net investment income, net realized loss and net assets were not affected by this change.

Tax character of distributions paid during the year ended August 31, 2012 were:

Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains	Total Distributions
$184,953	$8,590,718	$ —	$8,775,671

Tax character of distributions paid during the year ended August 31, 2011 were:

Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains	Total Distributions
$192,514	$9,058,109	$—	$9,250,623

Prudential California Muni Income Fund	35

Notes to Financial Statements

continued

As of August 31, 2012, the components of distributable earnings on a tax basis were $175,369 of tax-exempt income and $6,951 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2012 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$193,041,929	$24,334,930	$(1,239,352)	$23,095,578

The difference between book basis and tax basis is primarily attributable to the difference in the treatment of accreting market discount for book and tax purposes.

Under the Regulated Investment Company Modernization Act of 2010 (“the Act”), the Fund is permitted to carryforward capital losses incurred in the fiscal year ended August 31, 2012 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before August 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of August 31, 2012, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$676,000

Pre-Enactment Losses:
Expiring 2019	$926,000

The Fund elected to treat post-October capital losses of approximately $76,000 as having been incurred in the following fiscal year (August 31, 2013).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which

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the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 4%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement and/or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares sold within 12 months of purchase are subject to a CDSC of 1%. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Fund is permitted to issue an unlimited number of full and fractional shares in separate series, currently designated as the Prudential California Muni Income Fund. The Prudential California Muni Income Fund is authorized to issue an unlimited number of shares, divided into four classes, designated Class A, Class B, Class C and Class Z.

The Fund has authorized an unlimited number of shares of beneficial interest for each class at $.01 par value per share.

Prudential California Muni Income Fund	37

Notes to Financial Statements

continued

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended August 31, 2012:
Shares sold	942,686	$10,190,329
Shares issued in reinvestment of dividends	482,638	5,200,141
Shares reacquired	(1,925,478)	(20,754,048)

Net increase (decrease) in shares outstanding before conversion	(500,154)	(5,363,578)
Shares issued upon conversion from Class B and Class Z	60,050	633,752
Shares reacquired upon conversion into Class Z	(32,295)	(348,045)

Net increase (decrease) in shares outstanding	(472,399)	$(5,077,871)

Year ended August 31, 2011:
Shares sold	697,644	$7,254,530
Shares issued in reinvestment of dividends	583,846	5,943,584
Shares reacquired	(2,876,157)	(28,983,788)

Net increase (decrease) in shares outstanding before conversion	(1,594,667)	(15,785,674)
Shares issued upon conversion from Class B	96,491	989,385
Shares reacquired upon conversion into Class Z	(199,321)	(2,026,801)

Net increase (decrease) in shares outstanding	(1,697,497)	$(16,823,090)

Class B
Year ended August 31, 2012:
Shares sold	179,469	$1,942,600
Shares issued in reinvestment of dividends	16,611	179,006
Shares reacquired	(196,707)	(2,137,099)

Net increase (decrease) in shares outstanding before conversion	(627)	(15,493)
Shares reacquired upon conversion into Class A	(59,775)	(631,045)

Net increase (decrease) in shares outstanding	(60,402)	$(646,538)

Year ended August 31, 2011:
Shares sold	144,071	$1,467,786
Shares issued in reinvestment of dividends	21,311	216,952
Shares reacquired	(119,490)	(1,200,057)

Net increase (decrease) in shares outstanding before conversion	45,892	484,681
Shares reacquired upon conversion into Class A	(96,437)	(989,385)

Net increase (decrease) in shares outstanding	(50,545)	$(504,704)

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Class C	Shares	Amount
Year ended August 31, 2012:
Shares sold	513,154	$5,518,333
Shares issued in reinvestment of dividends	45,530	491,285
Shares reacquired	(230,562)	(2,489,646)

Net increase (decrease) in shares outstanding before conversion	328,122	3,519,972
Shares reacquired upon conversion into Class Z	(6,117)	(67,344)

Net increase (decrease) in shares outstanding	322,005	$3,452,628

Year ended August 31, 2011:
Shares sold	340,224	$3,495,560
Shares issued in reinvestment of dividends	49,842	507,823
Shares reacquired	(559,213)	(5,638,946)

Net increase (decrease) in shares outstanding	(169,147)	$(1,635,563)

Class Z
Year ended August 31, 2012:
Shares sold	1,245,402	$13,455,618
Shares issued in reinvestment of dividends	62,019	670,229
Shares reacquired	(815,458)	(8,790,235)

Net increase (decrease) in shares outstanding before conversion	491,963	5,335,612
Shares issued upon conversion from Class A and Class C	38,388	415,389
Shares reacquired upon conversion into Class A	(249)	(2,707)

Net increase (decrease) in shares outstanding	530,102	$5,748,294

Year ended August 31, 2011:
Shares sold	1,430,270	$14,481,198
Shares issued in reinvestment of dividends	56,210	573,679
Shares reacquired	(1,172,220)	(11,807,139)

Net increase (decrease) in shares outstanding before conversion	314,260	3,247,738
Shares issued upon conversion from Class A	199,135	2,026,801

Net increase (decrease) in shares outstanding	513,395	$5,274,539

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period December 16, 2011 through December 14, 2012. The Funds pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Prior to December 16, 2011, the Funds had another SCA of a $750 million commitment with an annualized commitment fee of 0.10% of the unused portion. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

Prudential California Muni Income Fund	39

Notes to Financial Statements

continued

The Fund did not utilize the SCA during the fiscal year ended August 31, 2012.

Note 8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not been determined.

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Financial Highlights

Class A Shares
	Year Ended August 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.37	$10.70	$10.14	$10.37	$10.55
Income (loss) from investment operations:
Net investment income	.45	.46	.48	.47	.45
Net realized and unrealized gain (loss) on investment and financial futures	.67	(.32)	.60	(.20)	(.10)
Total from investment operations	1.12	.14	1.08	.27	.35
Less Dividends and Distributions:
Dividends from net investment income	(.45)	(.47)	(.47)	(.46)	(.47)
Distributions from net realized gains	-	-	(.05)	(.04)	(.06)
Total dividends and distributions	(.45)	(.47)	(.52)	(.50)	(.53)
Capital Contributions(f):	-	-	- (e)	-	-
Net asset value, end of year	$11.04	$10.37	$10.70	$10.14	$10.37
Total Return(a):	11.06%	1.48%	10.96%	2.94%	3.31%

Ratios/Supplemental Data:
Net assets, end of year (000)	$157,985	$153,302	$176,414	$171,357	$190,613
Average net assets (000)	$156,959	$158,860	$173,193	$170,257	$192,969
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	.92%	.92%	.90%	.89%	.87% (c)
Expenses, excluding distribution and service (12b-1) fees	.67%	.67%	.65%	.64%	.62% (c)
Net investment income	4.21%	4.55%	4.60%	4.82%	4.23%
Portfolio turnover rate	18% (d)	11% (d)	19% (d)	30% (d)	41%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to ..25% of the average daily net assets of the Class A shares.

(c) The expense ratio reflects the interest and fees expenses related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is .87% and the expense ratio excluding 12b-1 and interest expense and fees is .62% for the year ended August 31, 2008.

(d) The portfolio turnover rate including variable rate demand notes was 35%, 27%, 38% and 53% for the years ended August 31, 2012, 2011, 2010 and 2009, respectively.

(e) Less than $.005 per share.

(f) During the fiscal year ended August 31, 2010, the Fund received payment related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares. The fund was not involved in the proceedings or in calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential California Muni Income Fund	41

Financial Highlights

continued

Class B Shares
	Year Ended August 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.37	$10.70	$10.14	$10.37	$10.55
Income (loss) from investment operations:
Net investment income	.43	.44	.45	.45	.42
Net realized and unrealized gain (loss) on investment and financial futures	.67	(.33)	.60	(.20)	(.10)
Total from investment operations	1.10	.11	1.05	.25	.32
Less Dividends and Distributions:
Dividends from net investment income	(.43)	(.44)	(.44)	(.44)	(.44)
Distributions from net realized gains	-	-	(.05)	(.04)	(.06)
Total dividends and distributions	(.43)	(.44)	(.49)	(.48)	(.50)
Capital Contributions(e):	-	-	- (d)	-	-
Net asset value, end of year	$11.04	$10.37	$10.70	$10.14	$10.37
Total Return(a):	10.78%	1.24%	10.68%	2.69%	3.06%

Ratios/Supplemental Data:
Net assets, end of year (000)	$6,453	$6,688	$7,444	$8,861	$13,283
Average net assets (000)	$6,552	$6,627	$7,692	$9,922	$15,408
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.17%	1.17%	1.15%	1.14%	1.12% (b)
Expenses, excluding distribution and service (12b-1) fees	.67%	.67%	.65%	.64%	.62% (b)
Net investment income	3.96%	4.30%	4.35%	4.57%	3.98%
Portfolio turnover rate	18% (c)	11% (c)	19% (c)	30% (c)	41%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) The expense ratio reflects the interest and fees expenses related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is 1.12% and the expense ratio excluding 12b-1 and interest expense and fees is .62% for the year ended August 31, 2008.

(c) The portfolio turnover rate including variable rate demand notes was 35%, 27%, 38% and 53% for the years ended August 31, 2012, 2011, 2010 and 2009, respectively.

(d)	Less than $.005 per share.

(e) During the fiscal year ended August 31, 2010, the Fund received payment related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares. The fund was not involved in the proceedings or in calculation of the amount of settlement.

See Notes to Financial Statements.

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Class C Shares
	Year Ended August 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.37	$10.70	$10.14	$10.37	$10.55
Income (loss) from investment operations:
Net investment income	.37	.40	.43	.42	.40
Net realized and unrealized gain (loss) on investment and financial futures	.67	(.33)	.60	(.20)	(.10)
Total from investment operations	1.04	.07	1.03	.22	.30
Less Dividends and Distributions:
Dividends from net investment income	(.37)	(.40)	(.42)	(.41)	(.42)
Distributions from net realized gains	-	-	(.05)	(.04)	(.06)
Total dividends and distributions	(.37)	(.40)	(.47)	(.45)	(.48)
Capital Contributions(f):	-	-	- (e)	-	-
Net asset value, end of year	$11.04	$10.37	$10.70	$10.14	$10.37
Total Return(a):	10.24%	.81%	10.42%	2.45%	2.82%

Ratios/Supplemental Data:
Net assets, end of year (000)	$22,212	$17,526	$19,902	$14,804	$12,094
Average net assets (000)	$20,195	$17,612	$16,699	$13,172	$9,567
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.67%	1.58%	1.40%	1.39%	1.37% (c)
Expenses, excluding distribution and service (12b-1) fees	.67%	.67%	.65%	.64%	.62% (c)
Net investment income	3.46%	3.88%	4.10%	4.32%	3.74%
Portfolio turnover rate	18% (d)	11% (d)	19% (d)	30% (d)	41%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to ..75% of the average daily net assets of the Class C shares through December 31, 2010.

(c) The expense ratio reflects the interest and fees expenses related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is 1.37% and the expense ratio excluding 12b-1 and interest expense and fees is .62% for the year ended August 31, 2008.

(d) The portfolio turnover rate including variable rate demand notes was 35%, 27%, 38% and 53% for the years ended August 31, 2012, 2011, 2010 and 2009, respectively.

(e) Less than $.005 per share.

(f) During the fiscal year ended August 31, 2010, the Fund received payment related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares. The fund was not involved in the proceedings or in calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential California Muni Income Fund	43

Financial Highlights

continued

Class Z Shares
	Year Ended August 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.38	$10.71	$10.14	$10.37	$10.56
Income (loss) from investment operations:
Net investment income	.48	.49	.50	.50	.48
Net realized and unrealized gain (loss) on investment and financial futures	.67	(.32)	.62	(.20)	(.11)
Total from investment operations	1.15	.17	1.12	.30	.37
Less Dividends and Distributions:
Dividends from net investment income	(.48)	(.50)	(.50)	(.49)	(.50)
Distributions from net realized gains	-	-	(.05)	(.04)	(.06)
Total dividends and distributions	(.48)	(.50)	(.55)	(.53)	(.56)
Capital Contributions(e):	-	-	- (d)	-	-
Net asset value, end of year	$11.05	$10.38	$10.71	$10.14	$10.37
Total Return(a):	11.34%	1.74%	11.37%	3.21%	3.49%

Ratios/Supplemental Data:
Net assets, end of year (000)	$31,332	$23,932	$19,205	$9,757	$9,312
Average net assets (000)	$26,847	$19,328	$14,668	$8,616	$6,821
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	.67%	.67%	.65%	.64%	.62% (b)
Expenses, excluding distribution and service (12b-1) fees	.67%	.67%	.65%	.64%	.62% (b)
Net investment income	4.46%	4.79%	4.84%	5.07%	4.50%
Portfolio turnover rate	18% (c)	11% (c)	19% (c)	30% (c)	41%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) The expense ratio reflects the interest and fees expenses related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is .62% and the expense ratio excluding 12b-1 and interest expense and fees is .62% for the year ended August 31, 2008.

(c) The portfolio turnover rate including variable rate demand notes was 35%, 27%, 38% and 53% for the years ended August 31, 2012, 2011, 2010 and 2009, respectively.

(d) Less than $.005 per share.

(e) During the fiscal year ended August 31, 2010, the Fund received payment related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares. The fund was not involved in the proceedings or in calculation of the amount of settlement.

See Notes to Financial Statements.

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Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 6:

We have audited the accompanying statement of assets and liabilities of the Prudential California Muni Income Fund (hereafter referred to as the “Fund”), a series of Prudential Investment Portfolios 6, including the portfolio of investments, as of August 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 23, 2012

Prudential California Muni Income Fund	45

Tax Information

(Unaudited)

During the fiscal year ended August 31, 2012, the Fund reports the maximum amount allowable per share but not less than the following amounts as exempt-interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code.

	Per Share
	Class A	Class B	Class C	Class Z

Tax-Exempt Dividends	$.444	$.416	$.364	$.472

In January 2013, you will be advised on IRS Form 1099-DIV and/or 1099-INT, if applicable, or substitute forms as to the federal tax status of the dividends received in calendar year 2012.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (60) Board Member Portfolios Overseen: 61	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (60) Board Member Portfolios Overseen: 61	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).
Michael S. Hyland, CFA (67) Board Member Portfolios Overseen: 61	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (73) Board Member Portfolios Overseen: 61	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (70) Board Member Portfolios Overseen: 61	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (69) Board Member & Independent Chair Portfolios Overseen: 61	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Robin B. Smith (73) Board Member Portfolios Overseen: 61	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (69) Board Member Portfolios Overseen: 61	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (50) Board Member & President Portfolios Overseen: 61

President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC

(June 2005 - December 2011).

None.

Prudential California Muni Income Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (39) Board Member & Vice President Portfolios Overseen: 61	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

(1)	The year in which each individual joined the Fund’s Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003, Stephen P. Munn, 2008; Richard A. Redeker, 1993; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Judy A. Rice (64) Vice President	President, Chief Executive Officer (May 2011-Present) and Executive Vice President (December 2008-May 2011) of Prudential Investment Management Services LLC; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (February 2003-December 2011) of Prudential Investments LLC; formerly President, Chief Executive Officer and Officer-In-Charge (April 2003-December 2011) of Prudential Mutual Fund Services LLC (PMFS); formerly Member of the Board of Directors of Jennison Associates LLC (November 2010-December 2011); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, COO, CEO and Manager of PIFM Holdco, LLC (April 2006-December 2011); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (56) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Deborah A. Docs (54) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (54) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (38) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French (49) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.
Amanda S. Ryan (34) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Timothy J. Knierim (53) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2002-2007) and formerly Chief Ethics Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2006-2007).
Valerie M. Simpson (54) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Prudential California Muni Income Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).
Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (48) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year in which each individual became an Officer of the Fund is as follows:

Judy A. Rice, 2012; Raymond A. O’Hara, 2012; Deborah A. Docs, 1998; Jonathan D. Shain, 2004; Claudia DiGiacomo, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1996; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of the Prudential California Muni Income Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 5-7, 2012 and approved the renewal of the agreements through July 31, 2013, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 5-7, 2012.

[1]	Prudential California Muni Income Fund is the sole outstanding series of Prudential Investment Portfolios 6.

Prudential California Muni Income Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement with the Fund, and between PI and PIM, which serves as subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality, and Extent of Services

The Board requested and received information regarding the nature, quality and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by PIM, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of the subadviser as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and the subadviser, and also reviewed the qualifications, backgrounds and responsibilities of the subadviser’s portfolio managers who are responsible for the day-to-day management of the Fund. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and PIM.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI during the year ended December 31, 2011 exceeded the management fees paid by PI, resulting in an operating loss to PI. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to any individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded

Prudential California Muni Income Fund

Approval of Advisory Agreements (continued)

that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund/Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2011.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2011. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper California Municipal Debt Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	3rd Quartile	1st Quartile	1st Quartile
Actual Management Fees: 3rd Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over the three-, five- and ten-year periods, although it underperformed over the one-year period.

Visit our website at www.prudentialfunds.com

•

The Board noted PI’s explanation that the Fund’s underperformance over the one-year period compared with the other funds in the Peer Universe was attributable to underweight positions in California government obligation bonds and short positions with respect to US Treasury futures.

•	The Board considered that the Fund’s actual management fee was only 1 basis point higher than the median.
•	The Board concluded that, in light of the Fund’s competitive performance over longer time periods, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential California Muni Income Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Judy A. Rice, Vice President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential California Muni Income Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL CALIFORNIA MUNI INCOME FUND

SHARE CLASS	A	B	C	Z
NASDAQ	PBCAX	PCAIX	PCICX	PCIZX
CUSIP	74440X100	74440X209	74440X308	74440X407

MF146E    0232988-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2012 and August 31, 2011, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $32,500 and $32,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

During the fiscal year ended August 31, 2012, KPMG billed the Registrant $179 for professional services rendered in connection with agreed upon procedures performed related to the receipt of payments pursuant to certain fair fund settlement orders. Not applicable for the fiscal year ended August 31, 2011.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(c) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2012 and 2011. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2012 and 2011 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 6

By:	/s/Deborah A. Docs
Deborah A. Docs
Secretary

Date:	October 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 22, 2012

By:	/s/Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	October 22, 2012